Exhibit 99.1

Vroom Announces Second Quarter 2026 Results

First Time in Company History Vroom Achieves Positive Net Income and Adjusted Net Income

NEW YORK – August 4, 2026 – Vroom, Inc. (Nasdaq:VRM) today announced financial results for the second quarter ended June 30, 2026.

HIGHLIGHTS OF SECOND QUARTER 2026

•
$99.8 million stockholders' equity as of June 30, 2026 and $88.4 million tangible book value(1) as of June 30, 2026
•
$63.9 million consolidated total available liquidity(2) as of June 30, 2026, consisting of:
o
$16.4 million cash and cash equivalents
o
$10.5 million of liquidity available to UACC under the warehouse credit facilities
o
$27.0 million of available liquidity from delayed draw facility
o
$10.0 million of available liquidity from 2032 Notes
•
$0.6 million net income for the second quarter 2026
•
$(0.1) million net loss attributable to controlling interest and common shareholders for the second quarter 2026
•
$1.5 million adjusted net income(3) for the second quarter 2026
•
$12.4 million increase in net loss and $20.6 million decrease in adjusted net loss(3) for the trailing twelve months ended June 30, 2026 compared to trailing twelve months ended June 30, 2025
•
$28.5 million existing notes exchanged for $50.0 million new Senior Secured Delayed Draw Convertible Note due 2032

(1)	Tangible book value is a non-GAAP measure and represents total stockholders' equity of $99.8 million, excluding intangible assets of $11.4 million as of June 30, 2026.
(2)

Total available liquidity is a non-GAAP measure and represents $16.4 million of unrestricted cash and cash equivalents, as well as $10.5 million of availability from warehouse credit facilities, $27.0 million of availability from delayed draw facility and $10.0 million of availability from 2032 Notes.

(3)	Adjusted net income (loss) is a non-GAAP measure. For definitions and a reconciliation to the most comparable GAAP measure, please see Non-GAAP Financial Measures section below.

Tom Shortt, Chief Executive Officer of Vroom, said, "In the second quarter of 2026, we achieved positive net income and adjusted net income for the first time in Vroom's history, while continuing to make significant investments in our Next-Generation Technology Platform, driven by improvement in realized and unrealized losses at UACC as we see the benefits of our refreshed internal customer scoring model, which was implemented in 2025. This significant milestone reflects the progress we've made executing our Long-Term Strategic Plan."

Jon Sandison, Chief Financial Officer of Vroom, added, "During the second quarter, we further strengthened our balance sheet by exchanging $28.5 million of existing notes for $50.0 million of new Senior Secured Delayed Draw Convertible Notes due 2032, extending our runway to execute our long-term strategy. We ended the quarter with total available liquidity of $63.9 million, and remain focused on disciplined expense management."

Fresh Start Accounting

As a result of emerging from a voluntary proceeding (the “Prepackaged Chapter 11 Case”) under Chapter 11 of the United States Code, 11 U.S.C. §§ 101-1532, as amended from time to time, on January 14, 2025, (the "Effective Date") and qualifying for the application of fresh-start accounting, at the Effective Date, Vroom’s assets and liabilities were recorded at their estimated fair values which, in some cases, are significantly different than amounts included in our financial statements prior to the Effective Date. Accordingly, our consolidated financial statements after the Effective Date are not comparable with our consolidated financial statements on or before that date. References to “Successor” relate to our financial position and results of operations after the Effective Date. References to “Predecessor” refer to our financial position and results of operations on or before the Effective Date.

The combined results (referenced as “Non-GAAP Combined” or “Combined”) for the three months ended March 31, 2025, represent the sum of the reported amounts for the Predecessor period from January 1, 2025, through January 14, 2025, and the Successor period from January 15, 2025, through March 31, 2025. These combined results are not considered to be prepared in accordance with U.S. generally accepted accounting principles ("GAAP") and have not been prepared as pro forma results per applicable regulations. The combined operating results do not reflect the actual results we would have achieved absent our emergence from the Prepackaged Chapter 11 Case and are not necessarily indicative of future results. Accordingly, the results for the combined three months ended March 31, 2025, (prepared on a Non-GAAP basis) and three months ended March 31, 2026, (prepared on a GAAP basis) may not be comparable, particularly for statement of operations line items significantly impacted by the reorganization transactions and the impact of fresh start accounting.

SECOND QUARTER 2026 FINANCIAL DISCUSSION

All financial comparisons are on a year-over-year basis unless otherwise noted. The following financial information is unaudited.

	Three Months Ended June 30,
	2026	2025	$ Change	% Change
	(in thousands)
Interest income	$43,605	$45,748	$(2,143)	(4.7)%

Interest expense:
Warehouse credit facility	3,396	3,259	137	4.2%
Securitization debt	8,586	9,883	(1,297)	(13.1)%
Total interest expense	11,982	13,142	(1,160)	(8.8)%
Net interest income	31,623	32,606	(983)	(3.0)%

Realized and unrealized losses, net of recoveries	10,663	19,500	(8,837)	(45.3)%
Net interest income after losses and recoveries	20,960	13,106	7,854	59.9%

Noninterest income:
Servicing income	925	1,259	(334)	(26.5)%
Warranties and GAP income, net	3,291	3,645	(354)	(9.7)%
CarStory revenue	1,297	1,846	(549)	(29.7)%
Other income	3,156	2,067	1,089	52.7%
Total noninterest income	8,669	8,817	(148)	(1.7)%

Expenses:
Compensation and benefits	18,751	21,091	(2,340)	(11.1)%
Professional fees	1,984	2,013	(29)	(1.4)%
Software and IT costs	3,244	3,420	(176)	(5.1)%
Depreciation and amortization	1,482	742	740	99.7%
Interest expense on corporate debt	1,063	698	365	52.3%
Other expenses	2,574	2,832	(258)	(9.1)%
Total expenses	29,098	30,796	(1,698)	(5.5)%

Income (loss) from continuing operations before provision for income taxes	531	(8,873)	9,404	106.0%
(Benefit) provision for income taxes from continuing operations	(24)	59	(83)	(140.7)%
Net income (loss) from continuing operations	$555	$(8,932)	$9,487	106.2%
Net income from discontinued operations	$73	$413	$(340)	(82.3)%
Net income (loss)	$628	$(8,519)	$9,147	107.4%
Preferred stock dividends attributable to noncontrolling interests of subsidiary	$(691)	$—	$(691)	100.0%
Net loss attributable to controlling interest and common shareholders	$(63)	$(8,519)	$8,456	99.3%

	Successor		Predecessor	Non-GAAP Combined	Non-GAAP	Non-GAAP
	Six months ended June 30,	Period from January 15 through June 30,	Period from January 1 through January 14,	Six months ended June 30,
	2026	2025	2025	2025	$ Change	% Change
	(in thousands)
Interest income	$86,081	$82,905	$7,183	$90,088	$(4,007)	(4.4)%

Interest expense:
Warehouse credit facility	6,835	7,877	1,017	8,894	(2,059)	(23.2)%
Securitization debt	17,206	16,431	1,178	17,609	(403)	(2.3)%
Total interest expense	24,041	24,308	2,195	26,503	(2,462)	(9.3)%
Net interest income	62,040	58,597	4,988	63,585	(1,545)	(2.4)%

Realized and unrealized losses, net of recoveries	35,346	30,600	6,792	37,392	(2,046)	(5.5)%
Net interest income (loss) after losses and recoveries	26,694	27,997	(1,804)	26,193	501	1.9%

Noninterest income:
Servicing income	2,064	2,513	192	2,705	(641)	(23.7)%
Warranties and GAP income, net	5,977	7,724	307	8,031	(2,054)	(25.6)%
CarStory revenue	2,630	4,238	432	4,670	(2,040)	(43.7)%
Other income	5,197	4,548	113	4,661	536	11.5%
Total noninterest income	15,868	19,023	1,044	20,067	(4,199)	(20.9)%

Expenses:
Compensation and benefits	37,897	37,158	2,823	39,981	(2,084)	(5.2)%
Professional fees	6,504	7,360	297	7,657	(1,153)	(15.1)%
Software and IT costs	6,405	5,822	457	6,279	126	2.0%
Depreciation and amortization	2,822	1,317	1,057	2,374	448	18.9%
Interest expense on corporate debt	2,275	1,178	176	1,354	921	68.0%
Impairment charges	—	4,156	—	4,156	(4,156)	(100.0)%
Other expenses	4,982	5,202	371	5,573	(591)	(10.6)%
Total expenses	60,885	62,193	5,181	67,374	(6,489)	(9.6)%

Income (loss) from continuing operations before provision for income taxes	(18,323)	(15,173)	(5,941)	(21,114)	2,791	13.2%
Reorganization items, net	—	—	51,036	51,036	(51,036)	(100.0)%
(Loss) income from continuing operations before provision for income taxes	(18,323)	(15,173)	45,095	29,922	(48,245)	(161.2)%
Provision for income taxes from continuing operations	168	209	5	214	(46)	(21.5)%
Net (loss) income from continuing operations	$(18,491)	$(15,382)	$45,090	$29,708	$(48,199)	(162.2)%
Net income (loss) from discontinued operations	$61	$512	$(4)	$508	$(447)	(88.0)%
Net (loss) income	$(18,430)	$(14,870)	$45,086	$30,216	$(48,646)	(161.0)%
Preferred stock dividends attributable to noncontrolling interests of subsidiary	$(1,262)	$—	$—	$—	$(1,262)	100.0%
Net (loss) income attributable to controlling interest and common shareholders	$(19,692)	$(14,870)	$45,086	$30,216	$(49,908)	(165.2)%

Results by Segment

UACC

	Three Months Ended June 30,
	2026	2025	Change	% Change
	(in thousands)
Interest income	$43,605	$45,748	$(2,143)	(4.7)%

Interest expense:
Warehouse credit facility	3,396	3,259	137	4.2%
Securitization debt	8,586	9,883	(1,297)	(13.1)%
Total interest expense	11,982	13,142	(1,160)	(8.8)%
Net interest income	31,623	32,606	(983)	(3.0)%

Realized and unrealized losses, net of recoveries	10,757	20,922	(10,165)	(48.6)%
Net interest income after losses and recoveries	20,866	11,684	9,182	78.6%

Noninterest income:
Servicing income	925	1,259	(334)	(26.5)%
Warranties and GAP income, net	3,203	3,673	(470)	(12.8)%
Other income	3,119	1,978	1,141	57.7%
Total noninterest income	7,247	6,910	337	4.9%

Expenses:
Compensation and benefits	16,352	17,443	(1,091)	(6.3)%
Professional fees	989	1,433	(444)	(31.0)%
Software and IT costs	3,179	2,688	491	18.3%
Depreciation and amortization	1,381	628	753	119.9%
Interest expense on corporate debt	765	698	67	9.6%
Other expenses	2,053	2,152	(99)	(4.6)%
Total expenses	24,719	25,042	(323)	(1.3)%

Preferred stock dividends attributable to noncontrolling interests of subsidiary	(691)	—	(691)	100.0%

Adjusted net income (loss)	$3,993	$(5,334)	$9,327	174.9%

Stock compensation expense	$1,139	$1,106	$33	3.0%
Severance	$151	$7	$144	2,057.1%

	Successor		Predecessor	Non-GAAP Combined	Non-GAAP	Non-GAAP
	Six months ended June 30,	Period from January 15 through June 30,	Period from January 1 through January 14,	Six months ended June 30,
	2026	2025	2025	2025	Change	% Change
	(in thousands)
Interest income	$86,081	$82,905	$7,254	$90,159	$(4,078)	(4.5)%

Interest expense:
Warehouse credit facility	6,835	7,877	1,017	8,894	(2,059)	(23.2)%
Securitization debt	17,206	16,431	1,178	17,609	(403)	(2.3)%
Total interest expense	24,041	24,308	2,195	26,503	(2,462)	(9.3)%
Net interest income	62,040	58,597	5,059	63,656	(1,616)	(2.5)%

Realized and unrealized losses, net of recoveries	35,580	33,612	7,647	41,259	(5,679)	(13.8)%
Net interest income (loss) after losses and recoveries	26,460	24,985	(2,588)	22,397	4,063	18.1%

Noninterest income:
Servicing income	2,064	2,513	192	2,705	(641)	(23.7)%
Warranties and GAP income, net	5,968	7,244	390	7,634	(1,666)	(21.8)%
Other income	5,126	4,213	66	4,279	847	19.8%
Total noninterest income	13,158	13,970	648	14,618	(1,460)	(10.0)%

Expenses:
Compensation and benefits	33,089	31,137	2,398	33,535	(446)	(1.3)%
Professional fees	4,353	4,502	172	4,674	(321)	(6.9)%
Software and IT costs	6,144	4,774	367	5,141	1,003	19.5%
Depreciation and amortization	2,616	1,107	817	1,924	692	36.0%
Interest expense on corporate debt	1,526	1,178	85	1,263	263	20.8%
Impairment charges	—	3,479	—	3,479	(3,479)	(100.0)%
Other expenses	4,020	3,822	262	4,084	(64)	(1.6)%
Total expenses	51,748	49,999	4,101	54,100	(2,352)	(4.3)%

Provision for income taxes from continuing operations	—	39	—	39	(39)	(100.0)%

Preferred stock dividends attributable to noncontrolling interests of subsidiary	(1,262)	—	—	—	(1,262)	100.0%

Adjusted net loss	$(10,983)	$(6,168)	$(5,910)	$(12,078)	$1,095	9.1%

Stock compensation expense	$2,258	$1,408	$127	$1,535	$722	47.1%
Severance	$151	$28	$4	$32	$119	370.7%

CarStory

	Three Months Ended June 30,
	2026	2025	Change	% Change
	(in thousands)
Noninterest income:
CarStory revenue	$1,297	$1,846	$(549)	(29.7)%
Other income	37	35	2	5.7%
Total noninterest income	1,334	1,881	(547)	(29.1)%

Expenses:
Compensation and benefits	1,266	1,581	(315)	(19.9)%
Professional fees	42	(67)	109	162.7%
Software and IT costs	2	3	(1)	(33.3)%
Depreciation and amortization	101	114	(13)	(11.4)%
Other expenses	102	136	(34)	(25.0)%
Total expenses	1,513	1,767	(254)	(14.4)%

Provision for income taxes from continuing operations	31	33	(2)	(6.1)%

Adjusted net (loss) income	$(156)	$124	$(280)	(225.8)%

Stock compensation expense	$23	$43	$(20)	(45.9)%
Severance	$31	$—	$31	100.0%

	Successor		Predecessor	Non-GAAP Combined	Non-GAAP	Non-GAAP
	Six months ended June 30,	Period from January 15 through June 30,	Period from January 1 through January 14,	Six months ended June 30,
	2026	2025	2025	2025	Change	% Change
	(in thousands)
Noninterest income:
CarStory revenue	$2,630	$4,238	$432	$4,670	$(2,040)	(43.7)%
Other income	71	97	13	110	(39)	(35.5)%
Total noninterest income	2,701	4,335	445	4,780	(2,079)	(43.5)%

Expenses:
Compensation and benefits	2,509	2,941	326	3,267	(758)	(23.2)%
Professional fees	94	(67)	13	(54)	148	274.1%
Software and IT costs	4	3	2	5	(1)	(20.0)%
Depreciation and amortization	206	210	240	450	(244)	(54.2)%
Other expenses	195	274	20	294	(99)	(33.7)%
Total expenses	3,008	3,361	601	3,962	(954)	(24.1)%

Provision for income taxes from continuing operations	57	49	5	54	3	5.6%

Adjusted net (loss) income	$(286)	$963	$(153)	$810	$(1,096)	(135.3)%

Stock compensation expense	$47	$38	$8	$46	$1	2.8%
Severance	$31	$—	$—	$—	$31	100.0%

Corporate

	Three Months Ended June 30,
	2026	2025	Change	% Change
	(in thousands)
Realized and unrealized losses, net of recoveries	$(94)	$(1,422)	$1,327	93.4%
Net interest loss after losses and recoveries	94	1,422	(1,327)	(93.4)%

Noninterest income:
Warranties and GAP income, net	88	(28)	116	414.3%
Other income	—	54	(54)	(100.0)%
Total noninterest income	88	26	62	238.5%

Expenses:
Compensation and benefits	1,133	2,067	(934)	(45.2)%
Professional fees	953	647	306	47.3%
Software and IT costs	63	729	(666)	(91.4)%
Interest expense on corporate debt	298	—	298	100.0%
Other expenses	419	544	(125)	(23.0)%
Total expenses	2,866	3,987	(1,121)	(28.1)%

(Benefit) provision for income taxes from continuing operations	(55)	26	(81)	(311.5)%

	Successor		Predecessor	Non-GAAP Combined	Non-GAAP	Non-GAAP
	Six months ended June 30,	Period from January 15 through June 30,	Period from January 1 through January 14,	Six months ended June 30,
	2026	2025	2025	2025	Change	% Change
	(in thousands)
Interest income (expense)	$—	$—	$(71)	$(71)	$71	100.0%

Realized and unrealized losses (gains), net of recoveries	(233)	(3,012)	(855)	(3,867)	3,633	94.0%
Net interest income after losses and recoveries	233	3,012	784	3,796	(3,562)	(93.8)%

Noninterest (loss) income:
Warranties and GAP income (loss), net	9	480	(83)	397	(388)	(97.7)%
Other income	—	238	34	272	(272)	(100.0)%
Total noninterest (loss) income	9	718	(49)	669	(660)	(98.7)%

Expenses:
Compensation and benefits	2,299	3,080	99	3,179	(880)	(27.7)%
Professional fees	2,057	2,925	112	3,037	(980)	(32.3)%
Software and IT costs	257	1,045	88	1,133	(876)	(77.3)%
Interest expense on corporate debt	749	—	91	91	658	723.1%
Impairment charges	—	677	—	677	(677)	(100.0)%
Other expenses	767	1,106	89	1,195	(428)	(35.8)%
Total expenses	6,129	8,833	479	9,312	(3,183)	(34.2)%

Provision for income taxes from continuing operations	111	121	—	121	(10)	(8.3)%

Non-GAAP Financial Measures

In addition to our results determined in accordance with GAAP, we believe the following non-GAAP financial measures are useful in evaluating our operating performance: Adjusted net income (loss), total available liquidity, and tangible book value.

Adjusted net income (loss) is a supplemental performance measure that our management uses to assess our operating performance and the operating leverage in our business. Because Adjusted net income (loss) facilitates internal comparisons of our historical operating performance on a more consistent basis, we use this measure for business planning purposes.

Tangible book value is calculated as stockholders' equity in accordance with GAAP, after subtracting intangible assets. A reconciliation of stockholders' equity to tangible book value is included above.

Total available liquidity represents unrestricted cash and cash equivalents, availability from warehouse credit facilities, available liquidity from the delayed draw facility, and availability from the 2032 Notes. A reconciliation of unrestricted cash and cash equivalents to total available liquidity is included above.

These non-GAAP measures have limitations as analytical tools because they do not reflect all of the amounts associated with our results of operations or liquidity as determined in accordance with GAAP. Additionally, they may not be comparable to similarly titled measures of other companies. Other companies, including companies in our industry, may calculate non-GAAP financial measures differently than we do, limiting the usefulness of those measures for those comparative purposes. Because of these limitations, these non-GAAP financial measures should be considered along with other operating and financial performance measures presented in accordance with GAAP. The presentation of these non-GAAP financial measures is not intended to be considered in isolation or as a substitute for, or superior to, financial information prepared and presented in accordance with GAAP. We have reconciled these non-GAAP financial measures with the most directly comparable GAAP financial measures elsewhere herein.

Non-GAAP Combined Six Months Ended June 30, 2025

Our financial results for the periods from January 1, 2025 through January 14, 2025 are referred to as those of the “Predecessor” periods. Our financial results for the periods from January 15, 2025 and thereafter are referred to as those of the “Successor” periods. Our results of operations as reported in our Consolidated Financial Statements for these periods are prepared in accordance with GAAP. Although GAAP requires that we report our results for the period from January 1, 2025 through January 14, 2025 and the period from January 15, 2025 through June 30, 2025, separately, management views our operating results for the six months ended June 30, 2025 by combining the results of the applicable Predecessor and Successor periods because such presentation provides the most meaningful comparison of our results to prior periods. We believe we cannot adequately benchmark the operating results of the period from January 15, 2025 through June 30, 2025 against any of the previous or future periods reported in our Consolidated Financial Statements without combining it with the period from January 1, 2025 through January 14, 2025 and we do not believe that reviewing the results of this period in isolation would be useful in identifying trends in or reaching conclusions regarding our overall operating performance. Management believes that the key performance metrics for the Successor period when combined with the Predecessor period provide more meaningful comparisons to other periods and are useful in identifying current business trends. Accordingly, in addition to presenting our results of operations as reported in our Consolidated Financial Statements in accordance with GAAP, the tables and discussion below also present the combined results for the six months ended June 30, 2025. The combined results for the six months ended June 30, 2025 represent the sum of the reported amounts for the Predecessor period from January 1, 2025 through January 14, 2025 and the Successor period from January 15, 2025 through June 30, 2025. These combined results are not considered to be prepared in accordance with GAAP and have not been prepared as pro forma results per applicable regulations. The combined operating results do not reflect the actual results we would have achieved absent our emergence from the Prepackaged Chapter 11 Case and are not necessarily indicative of future results. Accordingly, the results for the combined six months ended June 30, 2026 (prepared on a GAAP basis) and six months ended June 30, 2025 (prepared on a Non-GAAP basis) may not be comparable, particularly for statement of operations line items significantly impacted by the reorganization transactions and the impact of fresh start accounting.

Adjusted net income (loss)

We calculate Adjusted net income (loss) as net income (loss) from continuing operations less preferred stock dividends attributable to noncontrolling interests of subsidiary, adjusted for stock compensation expense, severance expense, bankruptcy costs (which represent professional fees incurred related to the bankruptcy prior to filing of the petition and post-emergence), reorganization items, net (which relate to certain charges incurred during the bankruptcy proceedings, such as legal and professional fees incurred directly as a result of the bankruptcy proceeding, the write-off of deferred financing costs and discount on debt subject to compromise and other related charges), operating lease right-of-use assets impairment and long-lived asset impairment charges.

The following table presents a reconciliation of Adjusted net income (loss) to net income (loss) from continuing operations, which is the most directly comparable GAAP measure (in thousands):

	Three Months Ended June 30,
	2026	2025
Net income (loss) from continuing operations	$555	$(8,932)
Preferred stock dividends attributable to noncontrolling interests of subsidiary	(691)	—
Adjusted to exclude the following:
Stock compensation expense	1,435	1,836
Severance expense	195	367
Adjusted net income (loss)	$1,494	$(6,729)

	Successor		Predecessor	Non-GAAP Combined
	Six months ended June 30,	Period from January 15 through June 30,	Period from January 1 through January 14,	Six months ended June 30,
	2026	2025	2025	2025
		(in thousands)
Net (loss) income from continuing operations	$(18,491)	$(15,382)	$45,090	$29,708
Preferred stock dividends attributable to noncontrolling interests of subsidiary	(1,262)	—	—	—
Adjusted to exclude the following:
Stock compensation expense	2,862	2,327	144	2,471
Severance expense	195	388	4	392
Bankruptcy costs (prepetition filing and post-emergence)	—	913	—	913
Reorganization items, net	—	—	(51,036)	(51,036)
Impairment charges	—	4,156	—	4,156
Adjusted net loss	$(16,696)	$(7,598)	$(5,798)	$(13,396)

	Successor	Successor	Successor	Successor	Successor	Successor	Predecessor	Non-GAAP Combined	Predecessor	Predecessor
	Period from April 1 through June 30,	Period from January 1 through March 31,	Period from October 1 through December 31,	Period from July 1 through September 30,	Period from April 1 through June 30,	Period from January 15 through March 31,	Period from January 1 through January 14,	Three Months Ended March 31,	Three Months Ended December 31,	Three Months Ended September 30,
	2026	2026	2025	2025	2025	2025	2025	2025	2024	2024

Net income (loss) from continuing operations	$555	$(19,046)	$(11,521)	$(27,142)	$(8,932)	$(6,450)	$45,090	$38,640	$(36,716)	$(37,744)
Preferred stock dividends attributable to noncontrolling interests of subsidiary	(691)	(571)	-	-	-	-	-	-	-	-
Stock compensation expense	1,435	1,427	1,410	1,444	1,836	491	144	635	935	1,244
Severance expense	195	-	-	-	367	21	4	25	287	763
Bankruptcy costs (prepetition filing and post-emergence)	-	-	-	-	-	913	-	913	3,582	-
Reorganization items, net	-	-	-	-	-	-	(51,036)	(51,036)	5,564	-
Gain on extinguishment of debt	-	-	-	-	-	-	-	-	-	-
Impairment charges	-	-	-	-	-	4,156	-	4,156	-	2,407
Adjusted net income (loss)	1,494	(18,190)	(10,111)	(25,698)	(6,729)	(869)	(5,798)	(6,667)	(26,348)	(33,330)

Financial Outlook

For the full year 2026 we expect the following updated guidance:

Indirect origination volume(5): $475 - $515 million

Adjusted net income (loss)(3)(4): ($25) - ($30) million

(4) A reconciliation of non-GAAP guidance measures to corresponding GAAP measures for the full year 2026 Financial Outlook is not available on a forward-looking basis without unreasonable effort due to the uncertainty regarding, and the potential variability of, the costs and expenses that may be incurred in the future. We have provided a reconciliation of GAAP to non-GAAP financial measures for historical periods in the reconciliation table in the Non-GAAP Financial Measures above.

(5) Represents retail installment sale contracts originated through third-party dealers.

The foregoing estimates are forward-looking statements that reflect the Company’s expectations as of August 4, 2026 and are subject to substantial uncertainty. See “Forward-Looking Statements” below.

About Vroom (Nasdaq: VRM)

Vroom owns and operates United Auto Credit Corporation (UACC), a leading indirect automotive lender serving the independent and franchise dealer market nationwide, and CarStory, a leader in AI-powered analytics and digital services for automotive retail. Prior to January 2024, Vroom also operated an end-to-end ecommerce platform to buy and sell used vehicles. Pursuant to its previously announced Value Maximization Plan, Vroom discontinued its ecommerce operations and used vehicle dealership business.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements contained in this press release that do not relate to matters of historical fact should be considered forward-looking statements, including without limitation statements regarding our financial outlook for the full year 2026, including expected indirect origination volume and adjusted net income (loss) guidance, expected continued improvement in credit performance and realized and unrealized losses, expected benefits of our refreshed internal customer scoring model, anticipated performance of recently underwritten loan vintages, the restructuring, including its impact and intended benefits, our strategic initiatives and long-term strategy, expected benefits of our recent debt exchange transactions, future expense management, planned technology investments, future results of operations and financial position, our total available liquidity, our liquidity position and the timing of any of the foregoing. These statements are based on management’s current assumptions and are neither promises nor guarantees, but involve known and unknown risks, uncertainties and other important factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. For factors that could cause actual results to differ materially from the forward-looking statements in this press release, please see the risks and uncertainties identified under the heading "Risk Factors" in our Annual Report on Form 10-K for the year ended December 31, 2025, as updated by our Quarterly Report on Form 10-Q for the quarter ended June 30, 2026, which are available on our Investor Relations website at ir.vroom.com and on the SEC website at www.sec.gov. All forward-looking statements reflect our beliefs and assumptions only as of the date of this press release. We undertake no obligation to update forward-looking statements to reflect future events or circumstances except as required by applicable law.

Investor Relations:

Vroom

Jon Sandison

investors@vroom.com

VROOM, INC.

CONSOLIDATED BALANCE SHEETS

(in thousands, except share and per share amounts)

	As of June 30,	As of December 31,
	2026	2025
ASSETS
Cash and cash equivalents	$16,359	$10,384
Restricted cash (including restricted cash of consolidated VIEs of $58.8 million and $55.8 million, respectively)	58,927	55,914
Finance receivables at fair value (including finance receivables of consolidated VIEs of $785.6 million and $777.0 million, respectively)	807,665	808,636
Interest receivable (including interest receivables of consolidated VIEs of $11.7 million and $12.4 million, respectively)	11,915	12,834
Property and equipment, net	7,708	6,744
Intangible assets, net	11,419	12,370
Operating lease right-of-use assets	5,252	5,792
Other assets (including other assets of consolidated VIEs of $10.0 million and $9.8 million, respectively)	22,100	24,665
Assets from discontinued operations	—	46
Total assets	$941,345	$937,385
LIABILITIES, MEZZANINE EQUITY AND STOCKHOLDERS’ EQUITY (DEFICIT)
Warehouse credit facilities of consolidated VIEs	$240,766	$318,655
Related party line of credit (Note 19)	—	18,500
Long-term debt (including securitization debt of consolidated VIEs of $465.2 million and $393.2 million, respectively)	489,370	423,197
Related party note (Note 19)	40,000	10,000
Operating lease liabilities	8,486	9,142
Other liabilities (including other liabilities of consolidated VIEs of $16.0 million and $15.7 million, respectively)	41,543	41,149
Liabilities from discontinued operations	167	124
Total liabilities	820,332	820,767
Commitments and contingencies (Note 12)

Mezzanine equity:
Preferred units, no par value, 15,000 series A units and 7,500 series B units authorized and issued to noncontrolling interests of subsidiary (Note 13)	21,221	—

Stockholders’ equity:
Common stock, $0.001 par value; 250,000,000 shares authorized as of June 30, 2026 and December 31, 2025, respectively; 5,234,353 and 5,199,641 shares issued and outstanding as of June 30, 2026 and December 31, 2025, respectively	5	5
Additional paid-in-capital	172,529	169,663
Accumulated deficit	(72,742)	(53,050)
Total stockholders’ equity	99,792	116,618
Total liabilities, mezzanine equity and stockholders’ equity	$941,345	$937,385

VROOM, INC.

CONSOLIDATED STATEMENTS OF OPERATIONS

(in thousands, except share and per share amounts)

(unaudited)

	Three Months Ended June 30,
	2026	2025
Interest income	$43,605	$45,748

Interest expense:
Warehouse credit facility	3,396	3,259
Securitization debt	8,586	9,883
Total interest expense	11,982	13,142
Net interest income	31,623	32,606

Realized and unrealized losses, net of recoveries	10,663	19,500
Net interest income after losses and recoveries	20,960	13,106

Noninterest income:
Servicing income	925	1,259
Warranties and GAP income, net	3,291	3,645
CarStory revenue	1,297	1,846
Other income	3,156	2,067
Total noninterest income	8,669	8,817

Expenses:
Compensation and benefits	18,751	21,091
Professional fees	1,984	2,013
Software and IT costs	3,244	3,420
Depreciation and amortization	1,482	742
Interest expense on corporate debt	1,063	698
Other expenses	2,574	2,832
Total expenses	29,098	30,796

Income (loss) from continuing operations before provision for income taxes	531	(8,873)
(Benefit) provision for income taxes from continuing operations	(24)	59
Net income (loss) from continuing operations	$555	$(8,932)
Net income from discontinued operations	$73	$413
Net income (loss)	$628	$(8,519)
Preferred stock dividends attributable to noncontrolling interests of subsidiary	$(691)	$—
Net loss attributable to controlling interest and common shareholders	$(63)	$(8,519)
Net loss per share attributable to common stockholders, continuing operations, basic and diluted	$(0.02)	$(1.73)
Net income per share attributable to common stockholders, discontinued operations, basic and diluted	$0.01	$0.08
Total net loss per share attributable to common stockholders, basic and diluted	$(0.01)	$(1.65)
Weighted-average number of shares outstanding used to compute net loss per share attributable to common stockholders, basic and diluted	5,214,021	5,174,381

	Successor		Predecessor
	Six months ended June 30,	Period from January 15 through June 30,	Period from January 1 through January 14,
	2026	2025	2025
Interest income	$86,081	$82,905	$7,183

Interest expense:
Warehouse credit facility	6,835	7,877	1,017
Securitization debt	17,206	16,431	1,178
Total interest expense	24,041	24,308	2,195
Net interest income	62,040	58,597	4,988

Realized and unrealized losses, net of recoveries	35,346	30,600	6,792
Net interest income (loss) after losses and recoveries	26,694	27,997	(1,804)

Noninterest income:
Servicing income	2,064	2,513	192
Warranties and GAP income, net	5,977	7,724	307
CarStory revenue	2,630	4,238	432
Other income	5,197	4,548	113
Total noninterest income	15,868	19,023	1,044

Expenses:
Compensation and benefits	37,897	37,158	2,823
Professional fees	6,504	7,360	297
Software and IT costs	6,405	5,822	457
Depreciation and amortization	2,822	1,317	1,057
Interest expense on corporate debt	2,275	1,178	176
Impairment charges	—	4,156	—
Other expenses	4,982	5,202	371
Total expenses	60,885	62,193	5,181

Loss from continuing operations before reorganization items and provision for income taxes	(18,323)	(15,173)	(5,941)
Reorganization items, net	—	—	51,036
(Loss) income from continuing operations before provision for income taxes	(18,323)	(15,173)	45,095
Provision for income taxes from continuing operations	168	209	5
Net (loss) income from continuing operations	$(18,491)	$(15,382)	$45,090
Net income (loss) from discontinued operations	61	512	(4)
Net (loss) income	$(18,430)	$(14,870)	$45,086
Preferred stock dividends attributable to noncontrolling interests of subsidiary	$(1,262)	$—	$—
Net (loss) income attributable to controlling interest and common shareholders	$(19,692)	$(14,870)	$45,086

VROOM, INC.

CONSOLIDATED STATEMENTS OF OPERATIONS (continued)

(in thousands, except share and per share amounts)

(unaudited)

	Successor		Predecessor
	Six months ended June 30,	Period from January 15 through June 30,	Period from January 1 through January 14,
	2026	2025	2025
Net (loss) income per share attributable to common stockholders, basic:
Continuing operations	(3.79)	(2.98)	24.74
Discontinued operations	0.01	0.10	(0.00)
Basic	$(3.78)	$(2.88)	$24.74
Net (loss) income per share attributable to common stockholders, diluted:
Continuing operations	(3.79)	(2.98)	23.89
Discontinued operations	0.01	0.10	(0.00)
Diluted	$(3.78)	$(2.88)	$23.89
Weighted-average number of shares outstanding used to compute net (loss) income per share attributable to common stockholders:
Basic	5,207,963	5,169,251	1,822,541
Diluted	5,207,963	5,169,251	1,887,370

VROOM, INC.

CONSOLIDATED STATEMENTS OF CASH FLOWS

(in thousands)

(unaudited)

	Successor		Predecessor
	Six months ended June 30,	Period from January 15 through June 30,	Period from January 1 through January 14,
	2026	2025	2025
Operating activities
Net (loss) income from continuing operations	$(18,491)	$(15,382)	$45,090
Adjustments to reconcile net (loss) income to net cash used in operating activities:
Impairment charges	—	4,156	—
Depreciation and amortization	2,822	1,317	1,057
Losses on finance receivables and securitization debt, net	43,486	40,357	4,762
Losses on Warranties and GAP	3,474	3,709	407
Stock-based compensation expense	2,862	2,327	144
Amortization of unearned discounts on finance receivables at fair value	—	—	(416)
Non-cash reorganization items, net	—	—	(51,741)
Other, net	258	(1,044)	193
Changes in operating assets and liabilities:
Finance receivables, held for sale
Originations of finance receivables, held for sale	—	—	(14,337)
Principal payments received on finance receivables, held for sale	—	—	6,481
Other	—	—	169
Interest receivable	919	1,184	(164)
Other assets	1,159	(1,836)	5,178
Other liabilities	375	457	(2,627)
Net cash provided by (used in) operating activities from continuing operations	36,864	35,245	(5,804)
Net cash provided by (used in) operating activities from discontinued operations	150	(729)	(207)
Net cash provided by (used in) operating activities	37,014	34,516	(6,011)
Investing activities
Finance receivables, held for investment at fair value
Originations of finance receivables, held for investment at fair value	(225,065)	(223,059)	—
Principal payments received on finance receivables, held for investment at fair value	172,031	158,482	2,985
Principal payments received on beneficial interests	398	840	147
Purchase of property and equipment	(2,835)	(3,190)	(151)
Net cash (used in) provided by investing activities from continuing operations	(55,471)	(66,927)	2,981
Net cash provided by investing activities from discontinued operations	—	637	—
Net cash (used in) provided by investing activities	(55,471)	(66,290)	2,981
Financing activities
Proceeds from borrowings under secured financing agreements	225,000	307,780	—
Principal repayment under secured financing agreements	(145,555)	(120,548)	(16,676)
Proceeds from financing of beneficial interests in securitizations	—	16,223	—
Principal repayments of financing of beneficial interests in securitizations	(5,781)	(6,589)	(1,028)
Proceeds from warehouse credit facilities	182,400	182,300	11,900
Repayments of warehouse credit facilities	(260,289)	(340,196)	(8,094)
Proceeds from preferred units issued to noncontrolling interests of subsidiary, net of issuance costs	21,221	—	—
Cash paid for preferred stock dividends attributable to noncontrolling interests of subsidiary	(571)	—	—
Proceeds from issuance of related party note	11,500	—	—
Other financing activities	(480)	(1,474)	—
Net cash provided by (used in) financing activities	27,445	37,496	(13,898)
Net increase (decrease) in cash, cash equivalents and restricted cash	8,988	5,722	(16,928)
Cash, cash equivalents and restricted cash at the beginning of period	66,298	61,441	78,369
Cash, cash equivalents and restricted cash at the end of period	$75,286	$67,163	$61,441

VROOM, INC.

CONSOLIDATED STATEMENTS OF CASH FLOWS (continued)

(in thousands)

(unaudited)

Supplemental disclosure of cash flow information:
Cash paid for interest	$25,137	$22,067	$4,534
Cash paid for reorganization items, net	$—	$—	$1,705
Accrued and unpaid preferred stock dividends attributable to noncontrolling interests of subsidiary	$691	$—	$—
Exchange of outstanding debt for 2032 Notes	$28,500	$—	$—
Cash paid for income taxes, net of (refunds)	$(321)	$606	$—